Exhibit 10.2
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 9, 2021, is by and among INSPERITY, INC., a Delaware corporation ("Borrower"), each of the financial institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (collectively, "Lenders", and each a "Lender"), and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, a national banking association, as agent for Lenders ("Agent").
RECITALS:
A.    Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 6, 2018, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 13, 2019 (the "First Amendment"), entered into by Borrower, Agent and Lenders (as amended, the "Agreement").
B.    Pursuant to the Agreement INSPERITY HOLDINGS, INC., a Delaware corporation, ADMINISTAFF COMPANIES, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING II, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING III, INC., a Delaware corporation, INSPERITY BUSINESS SERVICES, L.P., a Delaware limited partnership, INSPERITY EMPLOYMENT SCREENING, L.L.C., a Delaware limited liability company, INSPERITY ENTERPRISES, INC., a Texas corporation, INSPERITY EXPENSE MANAGEMENT, INC., a California corporation, INSPERITY GP, INC., a Delaware corporation, INSPERITY INSURANCE SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PAYROLL SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PEO SERVICES, L.P., a Delaware limited partnership, INSPERITY RETIREMENT SERVICES, L.P., a Delaware limited partnership, INSPERITY SERVICES, L.P., a Delaware limited partnership, and INSPERITY SUPPORT SERVICES, L.P., a Delaware limited partnership (collectively, "Guarantors"), executed that certain Amended and Restated Guaranty Agreement dated as of February 6, 2018 (the "Guaranty Agreement"), pursuant to which Guarantors guaranteed to Agent, for the ratable benefit of Agent, Issuing Bank and Lenders, the payment and performance of the Guaranteed Indebtedness (as therein defined).
C.    Zions Bancorporation, N.A. dba Amegy Bank, Bank of America, N.A., Wells Fargo Bank, N.A., Truist Securities, Inc., and U.S. Bank National Association have been appointed Joint Lead Arrangers for the credit facilities described in the Agreement. There are no longer any Co-Syndication Agents or Documentation Agents under the Agreement.
D.    Borrower, Agent and Lenders now desire to amend the Agreement as herein set forth.
SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
Definitions
Section 1.1    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.
ARTICLE II.
Amendments
Section 2.1    Amendment to Certain Definitions. Effective as of the date hereof, (a) the definition of the following term contained in Section 1.1 of the Agreement is amended to read in its entirety as follows:
"Excluded Subsidiary" means (a) the Trust Subsidiary and (b) subject to Section 8.18, any Subsidiary that has annual cash flow less than $1,000,000.00 as of the end of the immediately preceding fiscal year of Borrower.
(b)    the following definition shall be added to Section 1.1 of the Agreement in proper alphabetical order:
"Trust Subsidiary " means IPS Client Trust, a statutory business trust formed under the laws of the State of Delaware, all of the beneficial interests of which are owned, directly or indirectly, by Borrower, and that holds only depository accounts which are used to hold client-related payroll and payroll tax funds of Borrower and its Subsidiaries.
Section 2.2    Amendment to Section 8.4. Effective as of the date hereof, subclause (v) shall be added to clause (a) contained in Section 8.4 of the Agreement as follows:
(v) Notwithstanding any provision herein to the contrary, Borrower and its Subsidiaries may create the Trust Subsidiary and the Trust Subsidiary shall be an Excluded Subsidiary hereunder.
Section 2.3    Amendment to Section 8.7. Effective as of the date hereof, Section 8.7 of the Agreement is amended by (a) replacing the text “and” at the end of clause (k)(vi) thereof, (b) re-lettering the existing clause (l) as a new clause (m) and (c) inserting the following text as a new clause (l) to read in its entirety as follows:
SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

(l) investments (valued at the time made) in the Trust Subsidiary in an aggregate outstanding amount which does not exceed $10,000,000.00; and
Section 2.4    Amendments to Section 8.18. (a) Effective as of the date hereof, clause (a) contained in Section 8.18 of the Agreement is amended to read in its entirety as follows:
    (a)    In the event the aggregate annual cash flow of all Excluded Subsidiaries (other than the Trust Subsidiary) exceeds $1,000,000.00 as of the end of any fiscal year of Borrower, Borrower shall, by notice to Agent, designate an Excluded Subsidiary (or Excluded Subsidiaries as necessary and, in each case, other than the Trust Subsidiary) that will cease to qualify as an “Excluded Subsidiary” on the date Agent receives Borrower’s annual audited financial statements required by Section 7.1(a) and such Subsidiary (or Subsidiaries) shall comply with Section 8.18(c)(i) or (ii) below, as applicable, so that after giving effect thereto, the aggregate annual cash flow of all remaining Excluded Subsidiaries (other than the Trust Subsidiary) as of the end of such fiscal year was equal to or less than $1,000,000.00.
(b)    Effective as of the date hereof, clause (d) shall be added to Section 8.18 of the Agreement as follows:
    (d)    Trust Subsidiary shall not, at any time, hold or own any Proprietary Accounts. The only assets Trust Subsidiary will hold and own are (i) depository accounts which are used to hold client-related payroll and payroll tax funds of Borrower and its Subsidiaries and (ii) assets received in connection with an investment permitted pursuant to Section 8.7(l) and (m).
Section 2.5    Amendment to Schedules. Effective as of the date hereof, Schedule 6.14 (Subsidiaries) is amended to include the Trust Subsidiary.
ARTICLE III.
Condition Precedent
Section 3.1    Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of a counterpart of this Amendment executed by Borrower and Lenders.
Section 3.2    Post Closing Deliveries. Borrower will deliver to Agent not later than five (5) Business Days from the date of formation of the Trust Subsidiary:
(a)    (i) If Trust Subsidiary is an irrevocable trust, the tax identification number of Trust Subsidiary, and (ii) a complete W-9 for Trust Subsidiary.
(b)    The certificate of trust of the Trust Subsidiary.
SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

ARTICLE IV.
Ratifications, Representations, and Warranties
Section 4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Agreement as amended hereby and the other Loan Documents shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.
Section 4.2    Representations, Warranties and Agreements. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, and (d) to the knowledge of the Authorized Representatives and Financial Officers of Borrower, Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Agent's or any Lender's performance under the Loan Documents. Borrower hereby represents and warrants to Agent and Lenders that this Amendment and all Loan Documents executed in connection herewith have not been executed in the state of Florida.
Section 4.3    Representation Regarding Resolutions. Borrower hereby represents and warrants to Agent and Lenders that the resolutions attached as Exhibit "B" to the Omnibus Secretary's Certificate executed and delivered to Agent in connection with the First Amendment have not been amended or revoked and remain in full force and effect as of the date of this Amendment.
SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

ARTICLE V.
Miscellaneous
Section 5.1    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely on them.
Section 5.2    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.
Section 5.3    Expenses; Indemnification. Borrower agrees that this Amendment is a Loan Document to which Sections 12.1 and 12.2 of the Agreement shall apply.
Section 5.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid, illegal or unenforceable shall not impair or invalidate the remaining provisions hereof and the effect of such invalidity, illegality or unenforceability shall be confined to the provision held to be invalid, illegal or unenforceable.
Section 5.5    APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AMENDMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS.
Section 5.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and Borrower and their respective successors and assigns, except that (a) Borrower may not assign or transfer any of its rights or obligations hereunder without prior written consent of Agent and Lenders, and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 12.19 of the Agreement or as required under Section 2.21 of the Agreement.
Section 5.7    Counterparts. This Amendment and the other Loan Documents furnished in connection herewith may be executed in one or more counterparts, each of which when executed shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document furnished in connection herewith by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Section 5.8    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10    Dispute Resolution. The terms of Section 12.25 (Dispute Resolution) of the Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
Section 5.11    ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, THE AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]
Executed as of the date first written above.
BORROWER:
INSPERITY, INC.

By:
    Douglas S. Sharp
    Sr. Vice President of Finance, Chief
    Financial Officer and Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

AGENT:

ZIONS BANCORPORATION, N.A. dba
AMEGY BANK, as Agent

By: /s/ Tim Neuhaus
    Tim Neuhaus
    Senior Vice President
LENDERS:
ZIONS BANCORPORATION, N.A. dba
AMEGY BANK
By: /s/ Ryan K. Hightower
    Ryan K. Hightower
    Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Jennifer Textus
Name:    Jennifer Textus
Title: Vice President

WELLS FARGO BANK, N.A.

By: /s/ Benita V. Reyes
Name: Benita V. Reyes
Title: Senior Vice President

TRUIST BANK (f/k/a Branch Banking and Trust Company)

By: /s/ David Miller
Name: David Miller
SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Title: Director

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

WOODFOREST NATIONAL BANK

By: /s/ Zack Frewin
Name: Zack Frewin
Title: Vice President

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by Guarantors shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Guaranteed Indebtedness (as therein defined), as renewed, extended, and increased from time to time, including, without limitation, the renewal, extension, and increase of the indebtedness evidenced by the Notes.

INSPERITY HOLDINGS, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF COMPANIES, INC.

By: /s/ Douglas S. Sharp
SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING II, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING III, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY BUSINESS SERVICES, L.P.

By: /s/ Douglas S. Sharp
SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY EMPLOYMENT SCREENING, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY ENTERPRISES, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY EXPENSE MANAGEMENT, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY GP, INC.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

INSPERITY INSURANCE SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY PAYROLL SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY PEO SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY RETIREMENT SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY SERVICES, L.P.

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

INSPERITY SUPPORT SERVICES, L.P.

By: /s/ Douglas S. Sharp
    Douglas S. Sharp
    Senior Vice President of Finance,
    Chief Financial Officer and Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT